SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  March 31, 2004
(Date of earliest event reported)

Commission File No.:  333-102644-04



                       GE Commercial Mortgage Corporation
             (Exact name of registrant as specified in its charter)
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          Delaware                                        02-0666931
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(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
      of Incorporation)

292 Long Ridge Road, Stamford, Connecticut                          06927
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(Address of Principal Executive Office)                          (Zip Code)



                                 (203) 357-4000
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              (Registrant's telephone number, including area code)
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ITEM 5.     Other Events.
            ------------

            Attached as Exhibit 99.1 and Exhibit 99.2 to this Current Report are certain structural and collateral term sheets (each, a "Structural and Collateral Term Sheet"), attached as Exhibit 99.3 to this Current Report are certain collateral term sheet (the "Collateral Term Sheet") and attached as
Exhibit 99.4 to this Current Report are certain computational materials (the "Computational Material"), furnished to the Registrant by Banc of America Securities LLC (the "Underwriter"), the underwriter in respect of the Registrant's Commercial Mortgage Pass-Through Certificates, Series 2004-C2 (the "Certificates"). The Certificates are being offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended (the "Act"). The Certificates have been registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-102644) (the "Registration Statement"). The Registrant hereby incorporates the Collateral Term Sheet by reference in the Registration Statement.

            The Collateral Term Sheet was prepared solely by the Underwriter, and the Registrant did not prepare or participate in the preparation of the Collateral Term Sheet.

            Any statement or information contained in the Collateral Term Sheet shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

      Exhibit No.                                    Description
      -----------                                    -----------

      99.1                               Structural and Collateral Term Sheet

      99.2                               Structural and Collateral Term Sheet

      99.3                                       Collateral Term Sheet

      99.4                                      Computational Material

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       GE COMMERCIAL MORTGAGE CORPORATION



                                       By:   /s/ Mike Krull
                                          -------------------------------
                                          Name:  Mike Krull
                                          Title: Authorized Signatory


Date: April 2, 2004

                                INDEX TO EXHIBITS
                                -----------------

                                                                 Paper (P) or
Exhibit No.            Description                               Electronic (E)
-----------            -----------                               --------------

   99.1                Structural and Collateral Term Sheet            E

   99.2                Structural and Collateral Term Sheet            E

   99.3                Collateral Term Sheet                           E

   99.4                Computational Material                          E